united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 02/28

Date of reporting period: 8/31/23

Item 1. Reports to Stockholders.

FMC Excelsior Focus Equity ETF
FMCX

Semi-Annual Report
August 31, 2023

1-888-530-2448
www.firstmanhattan.com

TAKE TOMORROW FURTHER.

October 10, 2023

Dear Investor,

In some ways, 2023 has presented the opposite scenario from 2022—while the technology sector led the equity market down in calendar 2022 (amidst an historic financial tightening by the Federal Reserve and the bursting of the Covid bubble), just a few technology names have driven the market up thus far in calendar 2023 as interest rates continued their ascent. For the six months ended 8/31/23, the FMC Excelsior Focus Equity ETF (ticker: FMCX) returned 9.7% on NAV basis and 9.6% on market price basis vs. 14.5% for the S&P 500 Index (S&P 500) and 3.3% for the S&P 500 Equal Weight Index.

The primary drivers of FMCX’s performance in this period included:

(i)	The continued migration from the legacy portfolio with which the ETF was seeded in April 2022 (via a so-called 351 exchange) toward our ‘target’ composition. We have migrated the portfolio opportunistically from 61 holdings at launch to 40 holdings as of 8/31/23, and 36 holdings currently: moving closer to our long-term objective of holding approximately 25-30 names. The process of migration inherently caused a ‘lag’ (and occasionally a higher cash holding) as we exited legacy names (subject to tax constraints) and sought opportune entry points in newer holdings.

(ii)	In terms of comparing performance to the S&P 500, it is important to note that the S&P 500’s performance in the period was dominated by a handful of Technology names – Apple, Microsoft, Alphabet, Amazon, Meta, Nvidia, and Tesla (aka the “Magic Seven”) – which together comprised 28.0% of the S&P 500 as of 8/31/23. The Magic Seven drove the bulk, i.e., 62.7%, of the S&P 500’s 14.5% total return in the period. As another measure of the ‘narrowness’ of the market, there was an ~11 percentage point gap between the total return of the S&P 500 and its equal-weighted version in the period.

While being acutely conscious of this phenomenon, which may well persist for a while, we resist the temptation to simply ‘keep up’ by bulking up exposure to the Magic Seven for a couple of reasons:

(a)	This degree of ‘concentration’ (i.e., lack of breadth) in the equity market is historically anomalous and, we suspect, unsustainable. (History suggests that while some of the Magic Seven will continue to be dominant, the fortunes of others will wax and wane.) We also suspect that we are currently in the throes of an Artificial Intelligence (AI)-fueled bubble reminiscent of the DotCom Bubble in 1999 as well as Covid in 2020/1, whereby Mr. Market overestimates the near-term benefits of a new technology wave.

Through various operating subsidiaries, FMC Group Holdings LP (“First Manhattan”) provides a range of brokerage and investment advisory services. First Manhattan Securities LLC (Member SIPC, FINRA, NYSE, and MSRB), a wholly owned subsidiary of First Manhattan, is a registered broker-dealer. First Manhattan Co. LLC, a wholly owned subsidiary of First Manhattan, is an investment adviser registered with the SEC. None of First Manhattan, its affiliates, and its or their personnel provide banking services or legal, tax, or accounting advice.

399 PARK AVENUE
NEW YORK, NY 10022
FIRSTMANHATTAN.COM

(b)	We evaluate each stock on its own merits vis-à-vis our framework for business and management quality, profitability, entry valuation, and expected return. As a result, FMCX’s aggregate holding in the Magic Seven names was 14.0% as of 8/31/23 vs. the S&P 500 combined weight of 28.0%. Notably, the fund did not hold Tesla, Nvidia, Amazon, and Meta as of that date. However, the Fund’s total exposure to Technology & Communications was 36.3% as of 8/31/23 vs. 37.0% for the S&P 500.

While FMCX experienced some short-term underperformance due to the aforementioned portfolio migration and lagging the ‘Magic Seven’ names currently driving the S&P 500, we continue to believe that our investment approach, underpinned by our process for individual stock-picking that has made our firm successful for decades, will prevail over the long term.

Table I: Top Contributors & Detractors to FMCX’s Performance (2/28/23 – 8/31/23)

Contributors	Detractors
Oracle	Keysight
KKR	NICE
Entegris	Diageo
Berkshire	Starbucks

Another significant contributor to performance in the period was Activision Blizzard, in which the Fund established a position in the fall and winter in the low $70s. We viewed Activision as a unique situation given the pending acquisition by Microsoft. Since the deal announcement in late 2021, Activision continued to build cash and strengthened its competitive position and pipeline. We believed that the stock presented an asymmetrical risk-reward—with 20%+ upside to the deal price and limited downside based on its standalone fundamental value. As Microsoft prevailed in a multitude of antitrust challenges to the deal, the Activision stock appreciated, and we exited the position this summer.

Our work on Activision and our further understanding of the gaming space via our firm’s long-term holding in Microsoft, led us to unearth another attractive opportunity in the sector, which comprised our largest purchase in the six-month period.

We believe that the resultant portfolio comprises several high-quality compounders with attractive embedded returns and risk-reward:

Table II: Our Top-10 Holdings (as of 8/31/23)

	Name	% of Fund
1	KKR & Co., Inc.	7.3%
2	Microsoft Corp.	6.4%
3	Berkshire Hathaway	5.5%
4	Oracle Corp.	5.3%
5	O’Reilly Automotive	4.9%
6	UnitedHealth Group	4.8%
7	NICE Ltd	4.6%
8	Linde Plc	4.6%
9	Honeywell Intl.	3.9%
10	Ball Corp.	3.8%

We continue to add to names where we have conviction and find new opportunities to deploy capital amidst the current market volatility. We endeavor to remain discerning and disciplined in terms of entry multiples, scenario analysis, and expected returns, especially against the backdrop of “higher-for-longer” interest rates.

Sincerely,
Himayani

HIMAYANI PURI
PARTNER
FMCX PORTFOLIO MANAGER
HEAD OF RESEARCH

T  212.756.3153
HPURI@FIRSTMANHATTAN.COM

This ETF is different from traditional ETFs – traditional ETFs tell the public what assets they hold each day; this ETF will not. This may create additional risks. For example, since this ETF provides less information to traders, they may charge you more money to trade this ETF’s shares. Also, the price you pay to buy or sell ETF shares on an exchange may not match the value of the ETF’s portfolio. These risks may be even greater in bad or uncertain markets. See the ETF Prospectus for more information.

Investors should consider the investment objective, risks, and charges and expenses of the Fund(s) before investing. The prospectus and summary prospectus contains this and other information about the Fund(s) and should be read carefully before investing. The prospectus may be obtained at 888.530.2448 or www.fmcx.com.

The FMC EXCELSIOR FOCUS EQUITY ETF is distributed by Northern Lights Distributors, LLC (Member FINRA/SIPC).

Control # 17465033-UFD 10/10/2023

FMC Excelsior Focus Equity ETF
PORTFOLIO REVIEW (Unaudited)
August 31, 2023

The Fund’s performance figures* for the period ended August 31, 2023, as compared to its benchmark:

			Since Inception** -
	Six Months	One Year	August 31, 2023
FMC Excelsior Focus Equity ETF - NAV	9.73%	10.22%	1.23%
FMC Excelsior Focus Equity ETF - Market Price	9.58%	9.87%	1.21%
S&P 500 Total Return Index ***	14.50%	15.94%	5.83%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.fmcx.com or by calling 1-888-530-2448.

The Fund’s per share net asset value or NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. Market price returns are calculated using the closing price and account for distributions from the Fund. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 0.70% per the June 28, 2023 prospectus.

**	As of the commencement of operations on April 22, 2022.

***	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Fund’s holdings by asset class as of August 31, 2023 are as follows:

Sectors	% of Net Assets
Common Stocks
Technology	24.5%
Financials	15.6%
Communications	11.8%
Health Care	10.4%
Consumer Discretionary	9.7%
Materials	8.3%
Industrials	5.6%
Consumer Staples	0.6%
Exchange Traded Fund
Equity	0.7%
Short Term Investment	12.8%
Other Assets in Excess of Liabilities	0.0%*
100.0%

* Less than 0.1%

Please refer to the Schedule of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

FMC EXCELSIOR FOCUS EQUITY ETF
SCHEDULE OF INVESTMENTS (Unaudited)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 86.5%
	ASSET MANAGEMENT - 9.9%
7,852	Brookfield Asset Management Ltd.	$271,287
52,108	Brookfield Corporation	1,777,404
93,033	KKR & Company, Inc.	5,843,403
		7,892,094
	BANKING - 0.2%
1,298	JPMorgan Chase & Company	189,936

	BIOTECH & PHARMA - 0.4%
1,245	Amgen, Inc.	319,143

	CABLE & SATELLITE - 2.1%
9,997	Comcast Corporation, Class A	467,460
3,713	Liberty Broadband Corporation - Series A(a)	347,685
9,250	Liberty Broadband Corporation - Series C(a)	865,430
		1,680,575
	CHEMICALS - 4.6%
9,370	New Linde plc	3,626,565

	CONTAINERS & PACKAGING - 3.8%
54,818	Ball Corporation	2,984,840

	DIVERSIFIED INDUSTRIALS - 3.9%
16,581	Honeywell International, Inc.	3,116,233

	ENTERTAINMENT CONTENT - 3.7%
20,588	Take-Two Interactive Software, Inc.(a)	2,927,614

	HEALTH CARE FACILITIES & SERVICES - 4.8%
8,053	UnitedHealth Group, Inc.	3,837,899

	HOUSEHOLD PRODUCTS - 0.6%
3,028	Colgate-Palmolive Company	222,467
1,774	Procter & Gamble Company (The)	273,799
		496,266

See accompanying notes to financial statements.

FMC EXCELSIOR FOCUS EQUITY ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 86.5% (Continued)
	INSURANCE - 5.5%
8	Berkshire Hathaway, Inc., Class A(a)	$4,373,800

	INTERNET MEDIA & SERVICES - 5.1%
5,791	Alphabet, Inc., Class A(a)	788,560
18,904	Alphabet, Inc., Class C(a)	2,596,465
12,764	IAC, Inc.(a)	706,232
		4,091,257
	LEISURE FACILITIES & SERVICES - 2.3%
2,917	Liberty Media Corp-Liberty Live, Series A(a)	97,165
4,281	Liberty Media Corp-Liberty Live, Series C(a)	144,056
4,786	McDonald’s Corporation	1,345,584
2,158	Yum! Brands, Inc.	279,202
		1,866,007
	MACHINERY - 1.7%
17,384	Graco, Inc.	1,372,293

	MEDICAL EQUIPMENT & DEVICES - 5.2%
4,575	Bio-Rad Laboratories, Inc., Class A(a)	1,830,915
1,078	Danaher Corporation	285,670
3,655	Thermo Fisher Scientific, Inc.	2,036,201
		4,152,786
	PUBLISHING & BROADCASTING - 0.9%
11,668	Liberty Media Corp-Liberty SiriusXM, Series A(a)	280,382
17,125	Liberty Media Corp-Liberty SiriusXM, Series C(a)	418,535
		698,917
	RETAIL - DISCRETIONARY - 7.3%
8,381	Lowe’s Companies, Inc.	1,931,653
4,142	O’Reilly Automotive, Inc.(a)	3,892,237
		5,823,890
	SEMICONDUCTORS - 3.0%
23,732	Entegris, Inc.	2,403,340

	SOFTWARE - 16.3%
15,479	Microsoft Corporation	5,073,396

See accompanying notes to financial statements.

FMC EXCELSIOR FOCUS EQUITY ETF
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 86.5% (Continued)
	SOFTWARE - 16.3% (Continued)
18,937	Nice Ltd. - ADR(a)	$3,688,928
35,044	Oracle Corporation	4,218,947
		12,981,271
	TECHNOLOGY HARDWARE - 3.4%
14,307	Apple, Inc.	2,687,856

	TECHNOLOGY SERVICES - 1.8%
3,273	S&P Global, Inc.	1,279,285
509	Visa, Inc., Class A	125,051
		1,404,336

	TOTAL COMMON STOCKS (Cost $54,780,748)	68,926,918

	EXCHANGE-TRADED FUND — 0.7%
	EQUITY - 0.7%
3,500	Invesco S&P 500 Equal Weight ETF (Cost $523,439)	524,720

	SHORT-TERM INVESTMENT — 12.8%
	MONEY MARKET FUND -12.8%
10,173,293	Goldman Sachs Financial Square Government Fund, Institutional Class, 5.22% (Cost $10,173,293)(b)	10,173,293

	TOTAL INVESTMENTS - 100.0% (Cost $65,477,480)	$79,624,931
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%(c)	30,649
	NET ASSETS - 100.0%	$79,655,580

ETF - Exchange-Traded Fund

LTD - Limited Company

PLC - Public Limited Company

ADR - American Depository Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

(c)	Less than 0.1%.

See accompanying notes to financial statements.

FMC Excelsior Focus Equity ETF
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
August 31, 2023

ASSETS
Investment securities:
At cost	$65,477,480
At value	$79,624,931
Dividends and interest receivable	77,664
TOTAL ASSETS	79,702,595

LIABILITIES
Investment advisory fees payable	47,015
TOTAL LIABILITIES	47,015
NET ASSETS	$79,655,580

Net Assets Consist Of:
Paid in capital	$44,312,471
Accumulated earnings	35,343,109
NET ASSETS	$79,655,580

Net Asset Value Per Share:
Net Assets	$79,655,580
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,175,000
Net asset value, offering and redemption price per share (Net Assets ÷ Shares Outstanding)	$25.09

See accompanying notes to financial statements.

FMC Excelsior Focus Equity ETF
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended August 31, 2023

INVESTMENT INCOME
Dividends	$351,318
Interest	118,498
Less: Foreign withholding taxes	(2,669)
TOTAL INVESTMENT INCOME	467,147

EXPENSES
Investment advisory fees	270,066
TOTAL EXPENSES	270,066

NET INVESTMENT INCOME	197,081

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
In-kind redemptions	20,019,294
Investments	971,625
20,990,919

Net change in unrealized depreciation on investments	(13,640,609)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,350,310

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,547,391

See accompanying notes to financial statements.

FMC Excelsior Focus Equity ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2023	Period Ended
	(Unaudited)	February 28, 2023 (a)
FROM OPERATIONS
Net investment income	$197,081	$112,806
Net realized gain on investments	20,990,919	15,776,278
Net change in unrealized depreciation on investments	(13,640,609)	(21,353,186)
Net increase (decrease) in net assets resulting from operations	7,547,391	(5,464,102)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:	(114,573)	(827,538)
Net decrease in net assets resulting from distributions to shareholders	(114,573)	(827,538)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	54,075,666	109,716,789
Cost of shares redeemed	(54,095,611)	(31,182,442)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(19,945)	78,534,347

TOTAL INCREASE IN NET ASSETS	7,412,873	72,242,707

NET ASSETS
Beginning of Period	72,242,707	—
End of Period	$79,655,580	$72,242,707

SHARE ACTIVITY
Shares Sold	2,230,000	4,450,000
Shares Redeemed	(2,210,000)	(1,295,000)
Net increase in shares of beneficial interest outstanding	20,000	3,155,000

(a)	The FMC Excelsior Focus Equity ETF commenced operations on April 22, 2022.

See accompanying notes to financial statements.

FMC Excelsior Focus Equity ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	August 31, 2023	Period Ended
	(Unaudited)	February 28, 2023(1)
Net asset value, beginning of period	$22.90	$25.01

Activity from investment operations:
Net investment income (2)	0.07	0.04
Net realized and unrealized gain (loss) on investments	2.16	(1.88)
Total from investment operations	2.23	(1.84)

Less distributions from:
Net investment income	(0.04)	(0.03)
Net realized gains	—	(0.24)
Total distributions	(0.04)	(0.27)
Net asset value, end of period	$25.09	$22.90

Market price, end of period	$25.09	$22.93

Total return (4)(6)	9.73%	(7.34)%

Market price total return	9.58%	(7.24)%

Net assets, at end of period (000s)	$79,656	$72,243

Ratio of net expenses to average net assets (3)	0.70%	0.70%
Ratio of net investment income to average net assets (3)	0.51%	0.19%

Portfolio Turnover Rate (4)(5)	26%	77%

(1)	The FMC Excelsior Focus Equity ETF commenced operations on April 22, 2022.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized for periods less than one year.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

See accompanying notes to financial statements.

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)
August 31, 2023

1.	ORGANIZATION

The FMC Excelsior Focus Equity ETF (the “Fund”) is a non-diversified series of Northern Lights Fund Trust IV (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2015, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective seeks long-term capital appreciation. The investment objective is non-fundamental. The Fund commenced operations on April 22, 2022.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value (“NAV”).

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2023

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of value requires more judgment. Accordingly, the degree of judgment exercised in determining value is greatest for instruments categorized in Level 3.

The inputs used to measure value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used of August 31, 2023 for the Fund’s assets measured at value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$68,926,918	$—	$—	$68,926,918
Exchange Traded Fund	524,720	—	—	524,720
Short Term Investment	10,173,293	—	—	10,173,293
Total	$79,624,931	$—	$—	$79,624,931

The Fund did not hold any Level 3 securities during the period.

*	See Schedule of Investments for industry classification.

In-Kind Seeding – The seeding (capital required to fund initial creation units to commence trading) of the Fund was provided by in-kind seeding. The particulars of the in-kind seeding are described below:

The Fund was seeded through the exchange of ETF shares for the securities held by various separately managed accounts (“SMAs”) on April 22, 2022. The transactions were structured as tax-free exchanges of shares. The Fund carried forward the historical cost basis of investments and cumulative unrealized gains and losses as reported by the SMAs prior to the transactions to align ongoing financial reporting. Investment companies carry substantially all their assets at fair value for periodic and ongoing reporting. The primary use of historical cost basis is to determine both realized and unrealized gains and losses.

The transaction resulted in the following:

Initial Fair Value of Securities
acquired by Fund	Cost Basis	Unrealized Gain (Loss)
$76,404,948	$27,263,703	$49,141,246

The above securities were contributed at fair value of $76,404,948 and unrealized appreciation of $27,263,703, in exchange for 3,055,000 shares at a NAV of $25.01.

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2023

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid semi-annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributable net realized capital gains, if any, are declared and distributed annually no later than December 31 of each year. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes all of its taxable income to shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions expected to be taken in the Fund’s February 28, 2024 tax returns and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statements of Operations. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash – The Fund considers its investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2023

transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Time Deposits – Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

3.	INVESTMENT TRANSACTIONS

For the six months ended August 31, 2023, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments) for the Fund were as follows:

Purchases	Sales
$61,002,584	$18,012,403

For the six months ended August 31, 2023, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions for the Fund were as follows:

Purchases	Sales
$—	$45,703,356

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board. First Manhattan Co. LLC (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Adviser has engaged Vident Advisory, LLC, as the sub-adviser (the “Sub-Adviser”), to manage the assets of the Fund. The Trust has entered into a Global Custody Agreement with State Street Bank and Trust Co. (the “Custodian”) to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC (the “Distributor”) to serve as the principal underwriter and distributor for the Fund.

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2023

Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.70% of it’s average daily net assets. For the six months ended August 31, 2023, the Adviser earned $270,066 in investment advisory fees.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services and Independent Trustees’ fees, except for payment of advisory fees, acquired fund fees and expenses, payments under the Fund’s 12b-1 plan, brokerage expenses, taxes, other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense, and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Adviser, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pay UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2023

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 5,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from a Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and their its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transaction Fees may be used to cover the custodial and other costs incurred by a Fund.

The Transaction Fees for the Fund is listed in the table below:

Fee for In-Kind and Cash	Maximum Additional Variable
Purchases	Charge for Cash Purchases*
$100	2.00%*

*	The maximum Transaction Fee is 2.00% as a percentage of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following period was as follows:

Fiscal Year Ended
February 28, 2023
Ordinary Income	$84,060
Long-Term Capital Gain	743,478
Return of Capital	—
$827,538

FMC Excelsior Focus Equity ETF
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2023

As of February 28, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$28,745	$103,685	$—	$—	$—	$27,777,861	$27,910,291

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gains from investments is attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of tax adjustments for realized gain (loss) on in-kind redemptions, resulted in reclassifications for the Fund for the fiscal year ended February 28, 2023, as follows:

Paid
In	Distributable
Capital	Earnings
$14,939,315	$(14,939,315)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross
	Gross Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$37,036,640	$14,673,872	$27,914,419	$42,588,291

8.	RECENT REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FMC Excelsior Focus Equity ETF
EXPENSE EXAMPLES (Unaudited)
August 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid	Expenses Paid
	Account Value	Value	During Period*	During Period**
Actual	3/1/2023	8/31/2023	3/1/2023-8/31/2023	3/1/2023-8/31/2023
FMCX	$1,000.00	$1,097.30	$3.68	0.70%
Hypothetical
(5% return before expenses)
FMCX	$1,000.00	$1,021.63	$3.55	0.70%

*	“Actual” expense information for the Funds is for the period from March 1, 2023 through August 31, 2023. Actual expenses are equal to the Fund’s annualized net expense ratios multiplied by 184/366 (to reflect the period from March 1, 2023 through August 31, 2023. “Hypothetical” expense information for the Fund’s is presented on the basis of the partial one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratios and average account values over the period, but is multiplied by 184/366 (to reflect the partial half-year period).

**	Annualized.

FMC Excelsior Focus Equity ETF
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2023

Approval of Investment Sub-Advisory Agreement between First Manhattan Co. LLC and Vident Advisory, LLC.

In connection with the meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on April 24, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the proposed interim sub-advisory agreement and new sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) between First Manhattan Co. LLC (“First Manhattan”), adviser to FMC Excelsior Focus Equity ETF (“FMCE”), and Vident Advisory, LLC (“VA”), FMCE’s trading sub-adviser, with respect to FMCE. In considering the approval of the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the Sub-Advisory Agreements. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements on behalf of FMCE and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Sub-Advisory Agreements.

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by VA to FMCE, the Board first discussed the change of control transaction and its impact on VA, including its key personnel. The Board also noted that it met with representatives of VA and approved the former sub-advisory agreement at its meeting on October 20, 2021. The Board then reviewed materials provided by VA related to the transaction as well as the Sub-Advisory Agreements that VA and First Manhattan would enter into. The Board also reviewed other materials provided by VA, updated as necessary from the October 20, 2021 meeting where it approved the former sub-advisory agreement, including a description of the limited services performed as trading sub-adviser and a review of the professional personnel that would perform services for FMCE, including the individuals that would be primarily responsible for monitoring and executing the investment process. The Board noted that the transaction would not result in adjustments to the strategy or investment process, nor the roles and responsibilities of VA and First Manhattan. The Board then discussed the extent of VA’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered VA’s specific responsibilities in all aspects of the portfolio trading services it provided to the FMCE. The Board noted that it was anticipated that none of VA’s personnel responsible for servicing or managing FMCE would change, and that the investment process and day-to-day operations of FMCE, including the respective roles of First Manhattan and VA, were not expected to change. The Board was advised by the Trust’s Chief Compliance Officer that VA had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect the VA and FMCE from violations of the federal securities laws. Additionally, the Board received

FMC Excelsior Focus Equity ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2023

satisfactory responses from representatives of VA with respect to a series of due diligence questions, including questions related to any lawsuits or pending regulatory actions involving VA, Vident Capital Holdings, LLC and the owner of VA and his organization that might materially impact the management of FMCE; whether the management of other accounts would conflict with its management of FMCE; and the procedures VA has in place to fairly allocate trades among its respective clients. The Board considered that, under the terms of the Sub-Advisory Agreements, VA, subject to oversight by the Board, would continue to provide FMCE with same level of investment services and would continuously furnish an investment trading program for FMCE consistent with the respective investment objective and policies of FMCE. The Board then reviewed the capitalization of VA based on financial information and other materials provided by VA and discussed the financial condition of Vident Capital Holdings, LLC and its proposed ultimate parent company and owners. The Board concluded that VA and its anticipated parent were sufficiently well-capitalized in order for VA to meet its obligations to FMCE, noting the financial strength of its immediate and indirect parent companies. The Board took into account the additional capital that would be provided to VA from its parent company after the close of the transaction. The Board also concluded that VA had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of the management services to be provided by VA after the transaction were satisfactory. The Board concluded that the nature, extent, and quality of the services provided to FMCE under the former sub-advisory agreement was satisfactory and reliable and they did not expect them to change under the Sub-Advisory Agreements. The Board additionally noted that VA would have access to the greater financial resources of its parent company, which was expected to allow VA to grow the research and investment management capabilities it provides to FMCE.

Performance. The Board reviewed the performance of FMCE as compared to its benchmark. The Board noted the limited performance history given the recent inception of FMCE. The Board considered FMCE’s performance since inception periods and noted that while it underperformed its benchmark, the period was too short of a period for any meaningful analysis. The Board further noted VA’s limited role as trading adviser when assessing the Fund’s performance Based on this, the Board concluded FMCE’s performance was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by VA, the Board reviewed and discussed the sub-advisory fee paid to VA by First Manhattan and concluded that the fees were not unreasonable. The Board also considered the total net expense ratio of the Fund.

Profitability. The Board considered the level of profits that could be expected to accrue with VA with respect to FMCE based on reports and analyses reviewed by the Board, the selected financial information of VA provided by VA, and VA’s representation that it did not expect any material changes to the firm’s profitability post-transaction. After review and discussion, the Board concluded that based on the services provided by VA, the current assets of FMCE and the projected growth of FMCE, profits from VA’s relationship with FMCE were not excessive.

FMC Excelsior Focus Equity ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2023

Economies of Scale. As to the extent to which FMCE would realize economies of scale as it grows, and whether the fee levels reflected these economies of scale for the benefit of investors, the Board discussed the current size of FMCE and the expectations for growth of FMCE. After discussion, the Board concluded that significant economies of scale would likely not be achieved in the near term.

Conclusion. Having requested and received such information from VA as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees voting separately, determined with respect to FMCE separately that (a) the terms of the Sub-Advisory Agreements were reasonable; (b) the investment advisory fees payable pursuant to the Sub-Advisory Agreements were reasonable; and (c) the Sub-Advisory Agreements were in the best interests of FMCE and its shareholders.

FMC Excelsior Focus Equity ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2023

A special meeting of shareholders of the FMC Excelsior Focus Equity ETF was held on June 30, 2023 at 11:00 a.m. EDT at the offices of Thompson Hine, LLP, 41 S. High Street, Suite 1700, Columbus, Ohio 43215. The following proposal was approved by the shareholders:

To approve a new investment sub-advisory agreement by and between First Manhattan Co. LLC and Vident Advisory, LLC.

	Shares Voted	% Of Voted	% Of Total
For	3,105,197	99.99%	98.11%
Against	200	0.01%	0.01%
Abstain	0	0%	0%

FMC Excelsior Focus Equity ETF
Additional Information (Unaudited)
August 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended August 31, 2023, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-888-530-2448 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past calendar year can be found at www.fmcx.com.

INVESTMENT ADVISOR
First Manhattan Co. LLC
399 Park Avenue, 27th Floor
New York, NY 10022

INVESTMENT SUB-ADVISOR
Vident Advisory, LLC
1125 Sanctuary Pkwy, Suite 515
Alpharetta, GA 30009

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

FMC-SA23

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

       /s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

      /s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/8/23

By (Signature and Title)

       /s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 11/8/23